                                                                    Exhibit 10.5

                               Eastern Enterprises

                     Supplemental Executive Retirement Plan

              (Amended and Restated Effective September 1, 1999)

      1. Purpose. The purpose of this Plan is to provide key management personnel of Eastern Enterprises and its subsidiaries with an appropriate level of retirement income by supplementing the retirement benefits provided under the Eastern Enterprises Headquarters Retirement Plan, the Boston Gas Company Retirement Plan, and the Midland Enterprises Inc. Salaried Retirement Plan, as applicable. The Plan as originally adopted and as subsequently amended is herein amended and restated effective September 1, 1999.

      2. Definitions. For purposes of this Plan, the following terms will have the following meanings:

      (a) The word "Eastern" will mean Eastern Enterprises and any successor, including without limitation any successor to or acquiror of the stock or assets of Eastern in a transaction constituting a Change of Control.

      (b) The word "Plan" will mean the amended and restated Eastern Enterprises Supplemental Executive Retirement Plan set forth herein, together with all amendments hereto. Where the context requires, the term "Plan" also includes the Eastern Enterprises Supplemental Executive Retirement Plan as in effect prior to September 1, 1999.

      (c) The words "Retirement Plan" will mean, as applicable, the Eastern Enterprises Headquarters Retirement Plan, the Boston Gas Company Retirement Plan, and the Midland Enterprises Inc. Salaried Retirement Plan, as from time to time amended.

      (d) The words "Participating Subsidiary" will mean any Participating Employer (as defined in the Retirement Plan), other than Eastern.

      (e)   The word "Compensation" will have the meaning provided in (i) or
            (ii) below, whichever is applicable.

            (i) With respect to any Officer first receiving benefits under the Plan before January 1, 1994, Compensation" means, for any year, the salary paid by Eastern or by a Participating Subsidiary to such Officer for such year (calculated as of his or her Earnings Measurement Date, as defined in the Retirement Plan) and fifty percent (50%) of bonuses and incentive awards paid (whether in cash or stock) by Eastern or by a Participating Subsidiary to such Officer in such year; provided, that amounts deferred by such Officer under Eastern's Deferred Compensation Plan for Certain Management Employees shall be treated as paid in the year they would have been payable but for such deferral; further provided, that in determining for the purposes hereof the amount of an incentive award paid (whether in cash or stock) under Eastern's Executive Incentive Compensation Plan (x) there shall be included only the lesser of the amount paid or the target award amount established in creating the incentive opportunity to earn such award and (y) awards based on a fixed number of shares of Eastern stock shall be valued at the price for Eastern stock utilized in creating the incentive opportunity to earn such award; and, further provided, that no amount will be included with respect to stock options or stock appreciation rights.

            (ii) With respect to any Officer first receiving benefits under the Plan on or after January 1, 1994, "Compensation" means, for any calendar year, the salary paid by Eastern or by a Participating Subsidiary to such Officer for such calendar year (calculated as of his or her Earnings Measurement Date, as defined in the Retirement Plan) and one hundred percent (100%) of bonuses and incentive awards (whether payable in cash or stock) earned by such Officer with respect to such calendar year under Eastern's Executive Incentive Compensation Plan or any similar executive incentive plan adopted by Eastern after January 1, 1994; provided, that amounts deferred by such Officer under any deferred compensation and/or savings plan maintained by Eastern or any Participating Subsidiary from time to time shall be treated as paid in the calendar year they would have been payable but for such deferral, and the election to so defer amounts earned shall be disregarded for purposes of determining amounts earned; further provided, that in determining for purposes hereof the amount of an incentive award earned (whether payable in cash or stock),
                  (a) a bonus or award that relates to a plan period of more than one calendar year, when earned in accordance with such Plan at the end of such period, shall be deemed to have been earned in equal annual installments during such period, and (b) awards based on a fixed number of shares of Eastern stock shall be valued at the price for Eastern stock utilized in creating the incentive opportunity to earn such award; and, further provided, that no amounts will be included with respect to stock options, stock appreciation rights or restricted stock awards.

      (f) The word "Officer" will mean any active employee of Eastern or a Participating Subsidiary employed as a Chairman, a President, a Vice President, a General Counsel, an Assistant Vice President, a Treasurer, a Secretary, or a Controller. In addition to the offices named in the preceding sentence, the Compensation Committee may from time to time designate other offices of Eastern or a Participating Subsidiary, the holders of which will be Officers within the meaning of this Section 2(f).

      (g) The words "Eligible Officer" will mean any Officer who satisfies the eligibility requirements set forth in Section 4 of the Plan.

      (h) The words "Executive Service" will mean the period of service which an employee serves as an Officer, except that no service after age sixty-five (65) will be counted as Executive Service.

      (i) The words "Break in Service" will have the same meaning as in the Retirement Plan.

      (j) The words "Computation Period" will have the same meaning as in the Retirement Plan.

      (k) The words "Hour of Service" will have the same meaning as in the Retirement Plan.

      (l) The words "Social Security Benefit" will have the same meaning as in the Retirement Plan.

      (m) A "Change of Control" will be deemed to have occurred if, after January 1, 1998, any of the following occurs:

            (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group of "persons" (as so defined), other than Eastern, becomes a beneficial owner directly or indirectly of securities representing twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of Eastern; or

            (ii) there is consummated a merger or consolidation ("merger") involving Eastern and immediately after such merger the beneficial owners immediately prior to such merger of the then outstanding voting securities of Eastern do not continue to own beneficially at least sixty percent (60%) of the voting securities of the entity or entities resulting from such merger; or

           (iii) there is consummated a sale, lease, exchange, spin-off or other transfer (any of the foregoing, a ("transfer") of all or substantially all of the assets or business of Eastern and its subsidiaries, other than any such transfer resulting in beneficial ownership of not less than sixty percent (60%) of the assets or business so transferred or not less than sixty percent (60%) of the voting securities of the entity or entities to which such assets were transferred by the owners immediately prior to the transfer of the then outstanding voting securities of Eastern; or

            (iv) within any two-year period, individuals who at the beginning of such period constituted the Board of Trustees of Eastern cease for any reason to constitute a majority thereof; provided, that any trustee who is not in office at the beginning of such two-year period but whose election or nomination for election was approved by a vote of at least two-thirds of the trustees in office at the time of such approval who were either trustees of Eastern at the beginning of such period or who were elected to the Board of Trustees pursuant to an election which was, or for which the nomination for election was, previously so approved shall be deemed to have been in office at the beginning of such two-year period; or

            (v) in the case of an Eligible Officer employed by a Participating Subsidiary, Eastern sells or otherwise disposes of all or substantially all of its voting securities of the Participating Subsidiary or the Participating Subsidiary sells or otherwise disposes of all or substantially all of its assets, excluding in either case any transaction resulting in beneficial ownership of not less than fifty percent (50%) of the assets or business so transferred or not less than fifty percent (50%) of the voting securities of the entity or entities to which such assets were transferred by the owners immediately prior to the transfer of the then outstanding voting securities of Eastern.

      (n) The words "COC Agreement" mean an agreement between an Officer and Eastern or one or more subsidiaries of Eastern providing for severance pay or other benefits to the Officer in the event of a Change of Control or similar change in the control of Eastern and its subsidiaries or upon termination of the Officer's employment in connection with or during a specified period that includes such Change of Control or similar change.

      (p) The words "Beginning Date" means, with respect to an Officer, the earlier of (i) the date on which Eastern enters into a definitive agreement the transactions contemplated by which will, when consummated, constitute a Change of Control with respect to such Officer, or (ii) the date which precedes the Change of Control by six (6) months.

      (q) The words "Protected Period" mean, with respect to any Officer, the period beginning on the Beginning Date for such Officer and ending on the date which follows the related Change of Control by twenty-four (24) months.

      Wherever used in the Plan, the masculine pronoun will include the feminine.

      3. Administration. The Plan will be administered by the Compensation Committee of Eastern, which will have full power and authority to construe, interpret and administer the Plan. Decisions of the Compensation Committee will be final and binding on all persons. The Compensation Committee may, in its discretion, adopt, amend and rescind rules and regulations, not inconsistent with the Plan, relating to the administration thereof. In individual cases, the Compensation Committee may also credit any Officer for either eligibility or benefit-determination purposes, or both, with periods of service in addition to those otherwise taken into account under the Plan, whether or not such Officer has actually performed service for Eastern or its subsidiaries in such periods.

      4. Eligibility. All Officers fifty-five (55) years of age or older who (i) are serving in those positions of responsibility that most greatly influence Eastern's performance (such positions to be designated from time to time by the Compensation Committee with reference to this Section 4); (ii) have completed at least twenty-four (24) consecutive months of service in one or more of the positions so designated by the Compensation Committee; and (iii) are Members in the Retirement Plan (as defined therein) will be covered by the Plan and will be eligible to receive benefits hereunder, subject to the provisions of the Plan. The Compensation Committee may extend eligibility under the Plan on an individual basis to other employees of Eastern or of its subsidiaries; provided, however, that no individual (other than a spouse or beneficiary of an Eligible Officer) who is not a Member in the Retirement Plan will be eligible to receive benefits under the Plan. An Officer who, at any time during his or her Protected Period satisfies the requirements of (i), (ii) and (iii) of this Section 4 will also be an Eligible Officer covered by the Plan, whether or not he or she has attained age fifty-five (55), if the employment of such Officer with Eastern and its subsidiaries terminates under circumstances which at the time or upon a subsequent Change of Control entitle such Officer to a severance payment or payments under a COC Agreement (but if the employment of such Officer so terminates, he or she shall be deemed to have been an Eligible Officer from the beginning of the Protected Period).

      5. Amount of Benefit. Subject to the offset described in Section 7 below, the actuarial adjustments described in Section 8 below and the off-sets described in Section 9 below, the benefit provided under the Plan with respect to any Eligible Officer will be determined as follows:

      (a)   Termination of Employment At or After Age 62/60.

            (i)   Except as otherwise provided in Section 5(a)(ii) below or
                  Section 5(c) below, every Eligible Officer whose employment by Eastern and its subsidiaries terminates (other than by death) upon or after his or her attaining age sixty-two
                  (62) will be eligible to receive an annual amount which is the product of (i) his or her average annual Compensation for those five (5) years, selected from among the last ten
                  (10) years of his or her Executive Service, in which his or her aggregate Compensation was highest, and (ii) a percentage determined according to the following table:

                            Years of Executive
                                  Service               Percentage
                            ------------------          ----------

                                Less than 10              None
                                    10                     35
                                    11                     36.5
                                    12                     38
                                    13                     39.5
                                    14                     41
                                    15                     42.5
                                    16                     44
                                    17                     45.5
                                    18                     47
                                    19                     48.5
                                20 or more                 50

                  For purposes of this Section 5(a)(i), a Computation Period in which an Officer has one thousand (1,000) or more Hours of Service as an Officer will be deemed to be a "year of Executive Service," except that years of Executive Service prior to any Break in Service will be disregarded to the extent that Years of Vesting Service (within the meaning of the Retirement Plan) prior to such Break in Service would be disregarded for purposes of the Retirement Plan.

            (ii) Subject to Section 5(c) below, every Eligible Officer whose employment by Eastern and its subsidiaries terminates (other than by death) upon or after his or her attaining age sixty (60) and who first receives benefits under the Plan on or after January 1, 1994 will be eligible to receive an annual amount which is the product of (i) his or her average annual Compensation for those five (5) calendar years, selected from among the last ten (10) calendar years of his or her Executive Service, in which his or her aggregate Compensation was highest, and (ii) a percentage determined according to the following table:

                           Non-Calendar Years of
                             Executive Service         Percentage
                           ---------------------       ----------

                                Less than 10              None
                                    10                     35
                                    11                     36.5
                                    12                     38
                                    13                     39.5
                                    14                     41
                                    15                     42.5
                                    16                     44
                                    17                     45.5
                                    18                     47
                                    19                     48.5
                                20 or more                 50

                  For purposes of this Section 5(a)(ii), a Computation Period in which an Officer has one thousand (1,000) or more Hours of Service as an Officer will be deemed to be a "non-calendar year of Executive Service," and a calendar year in which an Officer has one thousand (1,000) or more Hours of Service as an Officer will be deemed to be a "calendar year of Executive Service", except that if any Years of Vesting Service (within the meaning of the Retirement Plan) prior to any Break in Service with respect to such Officer would be disregarded for purposes of the Retirement Plan, an equivalent number of non-calendar years of Executive Service and an equivalent number of calendar years of Executive Service will be disregarded hereunder.

      (b)   Termination of Employment Before Age 62/60.

            (i)   Except as otherwise provided in Section 5(b)(ii) below or
                  Section 5(c) below, every Eligible Officer whose employment by Eastern and its subsidiaries terminates (other than by death) upon or after his or her attaining age fifty-five
                  (55), but before his or her attaining age sixty-two (62), will be eligible to receive an annual amount equal to the amount calculated under Section 5(a)(i) above multiplied by a percentage determined according to the following table:

                             Age at Commencement
                                  of Benefit           Percentage
                             -------------------       ----------

                                    61                     95
                                    60                     90
                                    59                     85
                                    58                     80
                                    57                     75
                                    56                     70
                                    55                     65

            (ii) Subject to Section 5(c) below, every Eligible Officer whose employment by Eastern and its subsidiaries terminates (other than by death) upon or after his or her attaining age fifty-five (55), but before his or her attaining age sixty (60), and who first receives benefits under the Plan on or after January 1, 1994 will be eligible to receive an annual amount equal to the amount calculated under Section 5(a)(ii) above multiplied by a percentage determined according to the following table:

                            Age at Commencement
                                 of Benefit           Percentage
                             -------------------      ----------

                                    59                     95
                                    58                     90
                                    57                     85
                                    56                     80
                                    55                     75

      (c) Benefits Following a Change of Control. Every Eligible Officer whose employment by Eastern and its subsidiaries terminates (other than by death) under circumstances which at the time or upon a subsequent Change of Control entitle him or her to a severance payment or payments under a COC Agreement will be eligible to receive an annual amount determined under this paragraph (c). The annual amount determined under this paragraph
            (c) is the product of

            (i) The Eligible Officer's average annual Compensation for those five (5) calendar years, selected from among the last ten (10) calendar years of his or her Executive Service, in which his or her aggregate Compensation was highest; provided, that the computation of such Eligible Officer's average annual Compensation for purposes of this paragraph (i) shall include the period by reference to which the severance payment or payments under the COC Agreement are determined (for example, three years in the case of a severance payment equal to three years of compensation) and the amount of such severance payment or payments, if the inclusion of such factors in the computation would result in a higher amount of average annual Compensation than would result from a determination under this paragraph (i) without regard to such factors; and

            (ii) a percentage determined according to the following table:

                              Non-Calendar
                       Years of Executive Service           Percentage
                       --------------------------           ----------

                              Less than 10                     None
                                     10                         35
                                     11                         36.5
                                     12                         38
                                     13                         39.5
                                     14                         41
                                     15                         42.5
                                     16                         44
                                     17                         45.5
                                     18                         47
                                     19                         48.5
                                 20 or more                     50

            In determining "non-calendar years of Executive Service" for purposes of this paragraph (c)(ii), the rules described in Section 5(a)(ii) shall apply except that an Eligible Officer described in this subsection (c) shall be credited with a number of additional non-calendar years of Executive Service equal to the number of years with respect to which the severance payment or payments under his or her COC Agreement are determined (for example, three years in the case of a severance payment equal to three years of compensation); and

            (iii) in the case of an Eligible Officer whose age at commencement of benefits is less than sixty (60), a percentage determined according to the following table:

                           Age at Commencement
                                of Benefit             Percentage
                           -------------------         ----------

                                    59                     95
                                    58                     90
                                    57                     85
                                    56                     80
                                    55                     75

      (d) Death Benefits. If an Eligible Officer dies while serving (or deemed to be serving under Section 6 below) as an Eligible Officer, or after termination of employment in accordance with
            Section 5(e)(i), (ii), (iii) or (iv) but before commencement of benefits, and leaves a surviving spouse, the spouse, if he or she survives to the date benefits commence, will be eligible to receive an annual amount equal to the amount, if any, the Eligible Officer would have been entitled to receive under
            (a),(b) or (c) above, whichever is applicable, had his or her employment terminated in accordance with Section 5(e)(i), (ii),
            (iii) or (iv) on the earlier of the day before the Eligible Officer's death or the date of actual termination of employment.

      (e) Conditions and Limitations. No officer whose employment terminates before his or her attaining age sixty-five (65) will be eligible for benefits under the Plan unless:

            (i) the Compensation Committee has given the Officer its prior written permission (any Officer who dies shall be deemed to have retired with the prior written permission of the Compensation Committee); or

            (ii) the Officer has given written notification to the Compensation Committee at least six months in advance of the termination; or

            (iii) the Officer is terminated by Eastern, or a subsidiary of
                  Eastern, and such termination is not determined by the Compensation Committee to be a discharge for cause which casts such discredit on the Officer or Eastern, or a division or subsidiary of Eastern, as to justify forfeiture of any benefits under this Plan; or

            (iv) in the case of an Eligible Officer described at Section 5(c) above, the Eligible Officer's employment terminates under circumstances which at the time or upon a subsequent Change of Control entitle him or her to a severance payment or payments under a COC Agreement.

            No benefit with respect to any Eligible Officer under the Plan will exceed, after adjustment for the offset described in Section 7 below but before actuarial adjustment under Section 8 below and before adjustment for the offsets described in Section 9 below, an amount equal to three (3) times the greater of (i) $90,000 or (ii) the maximum benefit that could be paid with respect to such Eligible Officer under section 415(b)(1)(A) of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), as adjusted pursuant to section 415(d) of the Code and as in effect on the date of such Eligible Officer's termination of employment.

      Except as otherwise provided herein, an Officer's employment will terminate for purposes of the Plan as of the date on which such Officer (i) retires, resigns or is dismissed from service as an Officer; (ii) dies while serving as an Officer; or (iii) departs from the service of Eastern and its subsidiaries for any reason; provided, that an Officer will not be deemed to have terminated his or her employment solely by reason of a duly approved leave of absence. For purposes of this Section 5 only, the age at which an Officer's employment terminates or his or her benefits commence will be calculated in all cases as of such Officer's nearest birthday.

      Notwithstanding any other provision of this Plan, an Eligible Officer's surviving spouse shall not be entitled to any benefits hereunder unless such spouse was the person to whom the Eligible Officer was married at the time benefit payments commenced under this Plan (or at the time of the Eligible Officer's death, if earlier).

      6. Disability. For purposes of satisfying the length-of-service requirements set forth in Section 4 and Section 5 above, an Officer who is unable to work because of a disability for which he or she is eligible to receive benefits under a long-term disability program sponsored by Eastern or by a Participating Subsidiary will be deemed to continue to serve as an Officer at the same salary he or she was receiving when forced to stop working by reason of his or her disability, until such time as he or she returns to active employment or his or her employment terminates.

      7. Offset for Social Security payments. The annual benefit calculated with respect to any Eligible Officer under Section 5 above shall be reduced (but not below zero), before the adjustments described in Section 8 and Section 9 below, by a percentage of the Eligible Officer's Social Security Benefit for any year in which such Eligible Officer is eligible to receive a Social Security benefit (or, if the benefit hereunder becomes payable under Section 5(d) by reason of the Eligible Officer's death, by a percentage of the Social Security Benefit to which the Eligible Officer would have been entitled, but only for those years in which such Eligible Officer, had he or she lived, would have been eligible for Social Security benefits), as follows: for Officers first receiving benefits under the Plan prior to January 1, 1994, such percentage shall be one hundred percent (100%); for Officers first receiving benefits under the Plan on or after January 1, 1994, such percentage shall be fifty percent (50%).

      8. Actuarial adjustment. For purposes of determining the benefit provided under this Plan with respect to any Eligible Officer, the amount calculated under Section 5 above with respect to such Eligible Officer, after adjustment for the offset described in Section 7 above, will be actuarially adjusted as necessary to reflect payment in the form specified in Section 10, in the same manner and using the same actuarial assumptions as would apply in determining how an accrued benefit of like amount payable (with the same commencement date) under the Retirement Plan would be actuarially adjusted (if at all) to reflect payment under the Retirement Plan in such specified form.

      9. Offset for other benefits. The annual benefit calculated with respect to any Eligible Officer under Section 5(a), Section 5(b) or Section 5(c) above, as adjusted for the offset described in Section 7 above and as further adjusted actuarially under Section 8 above, will be reduced (but not below zero) by the following amounts:

      (a)   the amount payable annually with respect to such Eligible Officer
            (1) under the Retirement Plan, assuming commencement on the commencement date hereunder and payment (i) if the Eligible Officer is unmarried on such commencement date, in the form of a single life annuity over the life of the Eligible Officer but with sixty (60) monthly payments guaranteed, or (ii) in every other case, in the form of a joint and survivor annuity under which reduced payments will be made to the Eligible Officer for his or her lifetime and, following his or her death, if his or her spouse survives the Eligible Officer, payments equal to one-half the amount payable to the Eligible Officer during his or her lifetime will be paid to such surviving spouse for the remainder of such spouse's lifetime, or (2) under any other retirement plan to which Eastern or any of its subsidiaries or affiliates has contributed (payments under any such other plan to be determined, for purposes of this Section 9, as though payable in the form described in (1)(i) or (1)(ii) above, whichever is applicable); and

      (b) with respect any Eligible Officer first receiving benefits under the Plan prior to January 1, 1994, and with respect to any Eligible Officer previously employed by Colonial Gas Company or Transgas Inc. who became an Eligible Officer in connection with, or following, the acquisition of Colonial Gas Company by Eastern and its subsidiaries, the amount, if any, which the Compensation Committee reasonably determines, in its sole discretion, to be the amount of annual retirement income or the equivalent thereof to which the Eligible Officer is entitled by reason of any prior employment (including for this purpose any service as a fiduciary or a director), assuming the same form of payment as the applicable benefit form under (a) above.

      If an Eligible Officer dies while employed (or deemed to be employed under Section 6 above) as an Eligible Officer, or after termination of employment in accordance with Section 5(e)(i), (ii), (iii) or (iv) but before commencement of benefits, and leaves a surviving spouse, the death benefit payable to his or her spouse each year under Section 5(d) above, as adjusted for the offset described in Section 7 above and as further adjusted actuarially pursuant to Section 8 above, will be reduced (but not below zero) by the following amounts:
      (aa) the death benefit provided the spouse each year under the Retirement Plan, assuming commencement on the same commencement date as hereunder, or under any other retirement plan to which Eastern or any of its subsidiaries or affiliates has contributed (payments under any such other plan to be determined, for purposes of this Section 9, as though payable in the same form and commencing at the same time as the death benefit hereunder);
            and

      (bb) with respect to the spouse of an Eligible Officer who dies prior to January 1, 1994, the amount, if any, which the Compensation Committee reasonably determines, in its sole discretion, to be the annual income to which the spouse of such Eligible Officer is entitled under any plan, agreement or arrangement maintained by a prior employer of such Eligible Officer (or in connection with any service of such Eligible Officer as a fiduciary or director), assuming the same form of payment and benefit commencement date as hereunder.

      10. Form and Timing of Benefits for Eligible Officers. Benefits provided to an Eligible Officer under the Plan upon the termination of his or her employment will be payable (a) if the Eligible Officer is unmarried on the commencement date of benefits hereunder, in the form of a single-life annuity over the life of the Eligible Officer but with sixty (60) monthly payments guaranteed, or (b) in every other case, in the form of a joint and survivor annuity under which reduced payments will be made to the Eligible Officer for his or her lifetime and, following his or her death, if his or her spouse survives the Eligible Officer, payments equal to one-half the amount payable to the Eligible Officer during his or her lifetime will be paid to such surviving spouse for the remainder of such spouse's lifetime. Benefits payable to a surviving spouse under Section 5(d) above will be payable in the form of a single-life annuity over the life of such surviving spouse. Solely for purposes of determining the amount payable to a surviving spouse under Section 5(d), the benefit the deceased Eligible Officer would have been entitled to receive had such Eligible Officer's employment terminated in accordance with Section 5(e)(i), (ii), (iii) or (iv) shall be assumed to have been payable in the form of a joint and survivor annuity under which reduced payments are payable to the Eligible Officer for his or her lifetime and, following his or her death, reduced payments in the same amount are payable to the Eligible Officer's surviving spouse for the remainder of such spouse's lifetime. Benefits provided hereunder will commence as of the first day of the month next following the Eligible Officer's termination of employment (or the Eligible Officer's death, in the case of benefits described in Section 5(d)), irrespective of the form and timing of benefit payments under the Retirement Plan provided, that in the case of an Eligible Officer described in Section 5(c), benefits shall not commence prior to the first day of the month next following the date the Eligible Officer attains or would have attained age 55.

      11. Requirement of Non-Competition. If at any time the Compensation Committee determines that a person receiving benefits hereunder is competing, directly or indirectly, with the business of Eastern, it may discontinue the payment of such benefits to such person. For purposes of this paragraph, the phrase "competing, directly or indirectly, with the business of Eastern" will be deemed to include (without limiting the generality of the same) engaging or being interested, directly or indirectly, as owner, director, officer, employee, partner, through stock ownership (other than ownership of less than two (2%) percent of the outstanding stock of any publicly owned company), investment of capital, lending of money or property, rendering of services or otherwise, either alone or in association with others, in the operation of any type of business or enterprise in any way competitive with the business of Eastern or of any of its subsidiaries. Notwithstanding the foregoing, the Compensation Committee may waive or modify its right to discontinue payments to any person by written agreement with such person. The provisions of this Section 11 shall not apply in the case of an Eligible Officer receiving benefits pursuant to
Section 5(c).

      12. Limitation of Rights; Special Provision in the Event of Change in Control. Nothing in this Plan will be construed to create a trust or to obligate Eastern or any other person to segregate a fund, purchase an insurance contract, or in any other way currently to fund the future payment of any benefits hereunder, nor will anything herein be construed to give any employee or any other person rights to any specific assets of Eastern or of any other person.

      Notwithstanding the foregoing, Eastern in its sole discretion may establish a so-called "rabbi" trust or similar trust, whether or not conforming to Rev. Proc. 92-64, or may avail itself of any such trust which it has previously established, to provide for the payment of benefits hereunder, subject to such terms as the Board of Trustees may determine (a "trust"). In the event Eastern establishes a trust in respect of the Plan or causes a pre-existing trust to cover the Plan, and at the time of a Change of Control such trust (i) has not been terminated or revoked and (ii) is not "fully funded" (as hereinafter defined), Eastern shall promptly deposit in such trust cash sufficient to cause the trust to be "fully funded" as of the date of the deposit. For purposes of this subparagraph, any such trust shall be deemed "fully-funded" as of any date if, as of that date, the fair market value of the assets held in trust is not less than (1) the aggregate present value as of that date of all benefits then in pay status under the Plan (including benefits not yet commenced but in respect of Eligible Officers whose employment has terminated in accordance with Section 5(e)(i), (ii), (iii) or (iv)) plus (2) the aggregate present value as of that date of all benefits that would be payable under the Plan if all other persons who are (or, but for not yet having attained age 55, would be) Eligible Officers were deemed to have terminated employment on that date in accordance with Section 5(e)(i), (ii), (iii) or (iv) plus (3) the aggregate present value as of that date of all benefits payable (as determined under rules similar to the rules described in (1) and (2)) under all other defined-benefit type plans and arrangements provided for through the trust, plus
(4) the aggregate of the account balances, determined as of such date, under all individual-account type plans and arrangements provided for through the trust. In applying clauses (1), (2) and (3) of the previous sentence, present value shall be determined by using the interest and mortality assumptions used in determining lump sum present values under the qualified defined benefit pension plan maintained by Eastern, of if no such qualified plan is then maintained by Eastern, by applying the assumptions used prior to the Change of Control in determining Eastern's pension expense under FAS 87 or any successor pronouncement with respect to such plan or arrangement.

      13. Rights Non-Assignable. No employee or beneficiary or any other person will have any right to assign or otherwise to alienate the right to receive payments under the Plan, in whole or in part.

      14. Termination; Amendment. Eastern reserves the right at any time by action of its Board of Trustees to terminate the Plan or to amend its provisions in any way, except that on and after the earlier of (a) the date on which Eastern enters into a definitive agreement the transactions contemplated by which will, when consummated, constitute a Change of Control, or (b) the date which precedes the Change of Control by six (6) months, no such amendment or termination shall reduce the amount of Eastern's obligations, if any, under
Section 12 with respect to such Change of Control or extend the period within which Eastern may satisfy such obligations. In addition, the Plan will automatically terminate if at any time (and as of the date that) the Retirement Plan is terminated. Notwithstanding the foregoing, no termination or amendment of the Plan (a "Plan Change") will reduce the benefit, if any, payable under the Plan to any person with respect to an Eligible Officer whose employment with Eastern and its subsidiaries was terminated prior to such Plan Change, nor shall any Plan Change reduce the benefit, if any, to be paid with respect to a person who is (or, but for not yet having attained age 55, would be) an Eligible Officer on the date of such Plan Change below the amount, if any, which such person would have been entitled to receive if his or her employment had terminated in accordance with Section 5(e)(i), (ii), (iii) or (iv) on the day before such Plan Change; provided, however, that benefits otherwise payable hereunder with respect to an individual may be reduced or otherwise modified by separate agreement between Eastern and such individual.

      Section 15. Other. Reference is hereby made to the declaration of trust establishing Eastern Enterprises (formerly Eastern Gas and Fuel Associates) dated July 18, 1929, as amended, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts. The name "Eastern Enterprises" refers to the trustees under said declaration as trustees and not personally; and no trustee, shareholder, officer or agent of Eastern Enterprises shall be held to any personal liability in connection with the affairs of said Eastern Enterprises, but the trust estate only is liable.

      IN WITNESS WHEREOF, Eastern has caused this amended and restated Plan to be executed by its duly authorized officer as of the 22nd day of September, 1999.

                                          EASTERN ENTERPRISES

                                    By:   /s/ J. Atwood Ives
                                          --------------------------